EXHIBIT 10.2
SECOND AMENDED AND RESTATED PLEDGE AGREEMENT
PLEDGE AGREEMENT, dated as of July 15, 2003, as amended and restated as of July 30, 2004, and as further amended and restated as of May 31, 2006 (as so amended and restated and as the same may be further amended, restated, supplemented and/or otherwise modified from time to time, this “Agreement”), made by each of the undersigned in its capacity as a pledgor (together with any other entity that becomes a party hereto pursuant to Section 23 hereof, each, a “Pledgor” and, collectively, the “Pledgors”), in favor of JPMORGAN CHASE BANK, N.A., as Collateral Agent (including any successor collateral agent, the “Pledgee”) for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement referred to below shall be used herein as therein defined.
W I T N E S S E T H:
WHEREAS, Reynolds American Inc. (the “Borrower”), the various lending institutions from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) have entered into a Credit Agreement, dated as of May 7, 1999, as amended and restated as of November 17, 2000, as further amended and restated as of May 10, 2002, as further amended and restated as of July 30, 2004, and as further amended and restated as of May 31, 2006, providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (with (i) the Lenders, the Swingline Lender, each Letter of Credit Issuer, the Administrative Agent, the Lead Agents, the Pledgee and the Collateral Agent being herein called the “Lender Creditors” and (ii) the term “Credit Agreement” as used herein to mean the Credit Agreement described above in this paragraph, as the same may be further amended, modified, extended, renewed, replaced, restated, supplemented and/or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders or holders; provided that, with respect to any agreement providing for the refinancing or replacement of indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (x) either (A) all obligations under the Credit Agreement being refinanced or replaced shall be paid in full at the time of such refinancing or replacement, and all commitments and letters of credit issued pursuant to the refinanced or replaced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Lenders shall have consented in writing to the refinancing or replacement indebtedness being treated as indebtedness pursuant to the Credit Agreement, and (y) a notice to the effect that the refinancing or replacement indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Collateral Agent);
WHEREAS, the Borrower and/or one or more of its Subsidiaries has from time to time entered into, and/or may in the future from time to time enter into, one or more agreements or arrangements with JPMCB or any of its affiliates (even if JPMCB ceases to be a Lender under the Credit Agreement for any reason (JPMCB, any such affiliate and their respective successors and assigns, each, a “Credit Card Issuer”)) providing for credit card loans made available to certain employees of the Borrower and/or one or more of its Subsidiaries (each such agreement or arrangement with a Credit Card Issuer, a “Secured Credit Card Agreement”);
WHEREAS, the Borrower and/or one or more of its Subsidiaries has from time to time entered into, and/or may in the future from time to time enter into, one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), and/or (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values (each such agreement or arrangement with a Hedging Creditor (as hereinafter defined), together with the Existing Interest Rate Swap Agreement, a “Secured Hedging Agreement”), with any Lender, any affiliate thereof or a syndicate of financial institutions organized by a Lender or an affiliate of a Lender (even if any such Lender ceases to be a Lender under the Credit Agreement for any reason) (any such Lender, affiliate or other such financial institution that participates therein, together with Calyon (as counterparty to the Existing Interest Rate Swap Agreement), and in each case their subsequent successors and assigns, collectively, the “Hedging Creditors”, and together with the Lender Creditors and each Credit Card Issuer, the “Lender Secured Creditors”);
WHEREAS, R.J. Reynolds Tobacco Holdings, Inc., a Wholly-Owned Subsidiary of the Borrower (“RJRTH”) and the Existing Senior Notes Trustee, on behalf of the holders of the Existing Senior Notes, have entered into the Existing Senior Notes Indenture, providing for the issuance of Existing Senior Notes by RJRTH;
WHEREAS, the Borrower and the New Senior Notes Trustee, on behalf of the holders of the New Senior Notes, have entered into the New Senior Notes Indenture, providing for the issuance from time to time of New Senior Notes by the Borrower;
WHEREAS, the Borrower and the Refinancing Senior Notes Trustee, on behalf of the holders of the Refinancing Senior Notes, may from time to time enter into the Refinancing Senior Notes Indenture, providing for the issuance from time to time of Refinancing Senior Notes by the Borrower;
WHEREAS, pursuant to the Subsidiary Guaranty, each Pledgor (other than the Borrower and NA Holdings) has jointly and severally guaranteed to the Lender Secured Creditors the payment when due of the Guaranteed Obligations (as defined in the Subsidiary Guaranty);
WHEREAS, pursuant to the Borrower Guaranty, the Borrower has guaranteed to the Hedging Creditors and the Credit Card Issuers the payment when due of the Guaranteed Obligations;
WHEREAS, each Specified Existing Senior Notes Pledgor (other than RJRTH) has jointly and severally guaranteed to the Existing Senior Notes Creditors the payment when due of principal and interest on the Existing Senior Notes;
WHEREAS, each Specified RAI Senior Notes Pledgor (other than the Borrower) has jointly and severally guaranteed to the New Senior Notes Creditors the payment when due of principal and interest on the New Senior Notes;

WHEREAS, each Specified RAI Senior Notes Pledgor (other than the Borrower) may from time to time jointly and severally guarantee to the Refinancing Senior Notes Creditors the payment when due of principal and interest on the Refinancing Senior Notes;
WHEREAS, RJRTH has issued the RJRTH Intercompany Note in favor of the Borrower as consideration for, inter alia, (i) the loan by the Borrower to RJRTH in an aggregate principal amount of $1,650,000,000 made on the Fourth Restatement Effective Date with the proceeds of the issuance of the Initial New Senior Notes, (ii) the loan by the Borrower to RJRTH in an aggregate principal amount of $1,550,000,000 made on the Fourth Restatement Effective Date with the proceeds of the incurrence of Term Loans under the Credit Agreement, (iii) the guaranty by the Borrower of all amounts owing by RJRTH to the Existing Senior Notes Creditors in respect of the Existing Senior Notes, (iv) the assumption by the Borrower of all indebtedness, liabilities and obligations of RJRTH under the Third Amended and Restated Credit Agreement and the other Credit Documents to which it is a party pursuant to the RAI Assumption Agreement and (v) the Borrower’s agreements in favor of RJRTH under the RAI Existing Senior Notes Assumption and Indemnification Agreement;
WHEREAS, the capital stock of Reynolds Tobacco is being pledged pursuant to this Agreement to secure the RJRTH Intercompany Note Obligations;
WHEREAS, certain of the Pledgors have heretofore entered into a Pledge Agreement, dated as of July 15, 2003, and amended and restated as of July 30, 2004 (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time to, but not including, the date hereof, the “First Amended and Restated Pledge Agreement”);
WHEREAS, the Pledgors desire to further amend and restate the First Amended and Restated Pledge Agreement in the form of this Agreement;
WHEREAS, the Credit Agreement requires this Agreement be executed and delivered to the Pledgee by the Pledgors and the Secured Credit Card Agreements, the Secured Hedging Agreements, the Existing Senior Notes Indenture, the New Senior Notes Indenture and the RJRTH Intercompany Note require that this Agreement secure the respective Obligations as provided herein;
WHEREAS, each Pledgor desires to execute this Agreement to satisfy the requirements described in the preceding paragraph;
NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:
1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the relevant Secured Creditors to secure:
     (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Pledgor, now existing or hereafter incurred under, arising out of or in connection with each Credit Document to which such Pledgor is a party (including, without limitation, indemnities, fees and interest (including all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Borrower or any other Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) and the due performance of and compliance by each Pledgor with the terms of each such Credit Document (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or liabilities with respect to Secured Credit Card Agreements and Secured Hedging Agreements, being herein collectively called the “Credit Document Obligations”);
     (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Pledgor, now existing or hereafter incurred under, arising out of or in connection with each Secured Credit Card Agreement, including, all obligations, if any, of each Pledgor under its Guaranty in respect of Secured Credit Card Agreements (all such obligations and liabilities under this clause (ii) being herein collectively called the “Credit Card Obligations”);
     (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Pledgor, now existing or hereafter incurred under, arising out of or in connection with each Secured Hedging Agreement, including, all obligations, if any, of each Pledgor under its Guaranty in respect of Secured Hedging Agreements (all such obligations and liabilities under this clause (iii) being herein collectively called the “Hedging Obligations”);
     (iv) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Pledgor, now existing or hereafter incurred under, arising out of or in connection with each Existing Senior Notes Document to which it is a party (including all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Borrower or any other Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) and the due performance and compliance by each Pledgor with the terms of each such Existing Senior Notes Document (all such obligations and liabilities under this clause (iv), being herein collectively called the “Existing Senior Notes Obligations”);
     (v) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Pledgor, now existing or hereafter incurred under, arising out of or in connection with each New Senior Note Document to which it is a party (including all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Borrower or any other Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) and the due performance and compliance by each Pledgor with the terms of each such New Senior Notes Document (all such obligations and liabilities under this clause (v) being herein collectively called the “New Senior Notes Obligations”);
     (vi) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Pledgor, now existing or hereafter incurred under, arising out of or in connection with each Refinancing Senior Notes Document to which it is a party (including all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Borrower or any other Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) and the due performance and compliance by each Pledgor with the terms of each such Refinancing Senior Notes Document (all such obligations and liabilities under this clause (vi), being herein collectively called the “Refinancing Senior Notes Obligations”);
     (vii) if such Pledgor is RJRTH (but, for avoidance of doubt, without limiting the Obligations of RJRTH arising under any other sub-clause of this Section 1), the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all principal and accrued but unpaid interest (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) owing by RJRTH, now existing or hereafter incurred under, arising out of or in connection with the RJRTH Intercompany Note (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of RJRTH at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) and the due performance of and compliance by RJRTH with the terms of the RJRTH Intercompany Note (all such obligations under this clause (vii) being herein collectively called the “RJRTH Intercompany Note Obligations”);
     (viii) any and all sums advanced by the Pledgee in order to preserve the Collateral and/or its security interest therein;
     (ix) in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Agreement, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs; and
     (x) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;
all such obligations, liabilities, sums and expenses set forth in clauses (i) through (x) of this Section 1 being herein collectively called the “Obligations”.
2. DEFINITIONS; REPRESENTATIONS. (a) The following capitalized terms used herein shall have the definitions specified below:
“Additional Senior Notes” shall have the meaning provided in the Credit Agreement.
“Adverse Claim” has the meaning given such term in Section 8-102(a)(1) of the UCC.
“Agreement” shall have the meaning set forth in the first paragraph of this Agreement.
“Applicable Obligations” shall mean (i) for each Pledgor that is a Specified RAI Senior Notes Pledgor but not a Specified Existing Senior Notes Pledgor, all the Obligations other than the Existing Senior Notes Obligations and the RJRTH Intercompany Note Obligations, (ii) for RJRTH (unless and until it becomes a Specified RAI Senior Notes Pledgor), all the Obligations other than the New Senior Notes Obligations and the Refinancing Senior Notes Obligations, (iii) for each Pledgor that is both a Specified RAI Senior Notes Pledgor and a Specified Existing Senior Notes Pledgor, all the Obligations other than the RJRTH Intercompany Note Obligations, and (iv) for each Pledgor (other than RJRTH) that is neither a Specified RAI Senior Notes Pledgor nor a Specified Existing Senior Notes Pledgor, all the Obligations other than the Existing Senior Notes Obligations, the New Senior Notes Obligations, the Refinancing Senior Notes Obligations and the RJRTH Intercompany Note Obligations, provided that (x) the Existing Senior Notes Obligations shall be excluded from the Applicable Obligations of a Specified Existing Senior Notes Pledgor, to the extent the Existing Senior Notes Documents do not require the Existing Senior Notes Obligations to be secured pursuant to this Agreement (or, in the case of the Applicable Obligations of the Borrower, to the same extent the Existing Senior Notes Obligations are excluded from the Applicable Obligations of RJRTH as provided above in this clause (x)), (y) the New Senior Notes Obligations shall be excluded from the Applicable Obligations of a Specified RAI Senior Notes Pledgor, to the extent the New Senior Notes Documents do not require the New Senior Notes Obligations to be secured pursuant to this Agreement, and (z) the Refinancing Senior Notes Obligations shall be excluded from the Applicable Obligations of a Specified RAI Senior Notes Pledgor, to the extent the Refinancing Senior Notes Documents do not require the Refinancing Senior Notes Obligations to be secured pursuant to this Agreement.
“Borrower” shall have the meaning provided in the recitals to this Agreement.
          “CA Termination Date” shall have the meaning set forth in Section 18 hereof.
          “Certificated Security” has the meaning given such term in Section 8-102(a)(4) of the UCC.

          “Class” shall have the meaning provided in Section 20 hereof.
          “Clearing Corporation” has the meaning given such term in Section 8-102(a)(5) of the UCC.
          “Collateral” shall have the meaning provided in Section 3.1 hereof.
          “Collateral Accounts” means any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.
          “Collateral Proceeds” shall have the meaning provided in Section 9 hereof.
“Credit Agreement” shall have the meaning provided in the recitals to this Agreement.
“Credit Card Issuer” shall have the meaning provided in the recitals to this Agreement.
“Credit Card Obligations” shall have the meaning provided in Section 1 hereof.
“Credit Document Obligations” shall have the meaning provided in Section 1 hereof.
“Designated Existing Senior Notes Collateral” shall mean, with respect to any Specified Existing Senior Notes Pledgor, Collateral owned by such Specified Existing Senior Notes Pledgor consisting of (i) any shares of stock, indebtedness or other obligations of a Subsidiary of RJRTH held by or owing to such Specified Existing Senior Notes Pledgor (other than the Borrower), (ii) any Principal Property of such Specified Existing Senior Notes Pledgor (other than the Borrower), or (iii) in the case of the Borrower, at any time prior to the time RJRTH becomes a Specified RAI Senior Notes Pledgor, the RJRTH Intercompany Note and all of the Borrower’s rights under this Agreement in its capacity as the RJRTH Intercompany Note Creditor (including its right to receive proceeds from any sale or other disposition of the capital stock of Reynolds Tobacco to repay amounts owing under the RJRTH Intercompany Note).
“Designated RAI Senior Notes Collateral” shall mean, with respect to any Specified RAI Senior Notes Pledgor, Collateral owned by such Specified RAI Senior Notes Pledgor consisting of (i) any Principal Property of such Specified RAI Senior Notes Pledgor, (ii) in the case of RJRTH, at any time on or after the time RJRTH becomes a Specified RAI Senior Notes Pledgor, the capital stock of Reynolds Tobacco, (iii) at any time on or after the time RJRTH becomes a Specified RAI Senior Notes Pledgor, all indebtedness and other obligations owing by Reynolds Tobacco owned or held by such Specified RAI Senior Notes Pledgor or (iv) in the case of the Borrower, at any time prior to the time RJRTH becomes a Specified RAI Senior Notes Pledgor, the RJRTH Intercompany Note and all of the Borrower’s rights under this Agreement in its capacity as the RJRTH Intercompany Note Creditor (including its right to receive proceeds from any sale or other disposition of the capital stock of Reynolds Tobacco to repay amounts owing under the RJRTH Intercompany Note).
          “Event of Default” shall mean and include (i) any Event of Default under the Credit Agreement, (ii) any “event of default” under the Existing Senior Notes Documents, the New Senior Notes Documents or the Refinancing Senior Notes Documents and (iii) any payment default (after the expiration of any applicable grace period) under any Secured Credit Card Agreement or any Secured Hedging Agreement.
          “Exchange Senior Notes” shall have the meaning provided in the Credit Agreement.
“Excluded Domestic Entities” shall mean and include each Subsidiary of RJRTH (other than Reynolds Tobacco).
“Excluded Foreign Entities” shall mean and include one or more direct Subsidiaries of any Pledgor that is not a Domestic Subsidiary and is (x) a Subsidiary of RJRTH or (y) designated as an “Excluded Foreign Entity” by the Borrower pursuant to a written notice delivered to the Pledgee; provided that if at the time of the delivery (or required delivery) of the financial statements of the Borrower pursuant to Section 7.01(a) or (b) of the Credit Agreement, either (i) the aggregate book value of the assets of any Excluded Foreign Entity (determined on a consolidating basis) as at the last day of the fiscal quarter or fiscal year, as the case may be, to which such financial statements relate is equal to or greater than $100,000,000 or (ii) the net sales of any Excluded Foreign Entity (determined on a consolidating basis) as at the last day of the fiscal quarter or fiscal year, as the case may be, to which such financial statements relate is equal to or greater than $100,000,000 (provided that such net sales shall be determined on a pro forma basis for the 12 months last ended when determining whether any Person that is the survivor of any merger or consolidation or that is the transferee of any property or assets from other Subsidiaries of the Borrower is a Material Subsidiary), then on the 90th day following the delivery (or required delivery) of such financial statements, such entity shall cease to be an “Excluded Foreign Entity” for purposes of this Agreement.
“Excluded Investment Entities” shall mean and include (i) Targacept, Inc., a Delaware corporation, (ii) Technology Concepts & Design, Inc., a Virginia corporation, (iii) Intellilink Services, Inc., a Georgia corporation, (iv) Large Scale Biology Corporation and (v) preferred stock and/or “income notes” of any investment vehicle owned by the Borrower or any of its Subsidiaries, so long as (x) such investment vehicle invests solely in debt securities; and (y) either: (I) such preferred stock and/or “income notes” of such investment vehicle are owned by the Borrower or its Subsidiaries on the Fourth Restatement Effective Date; or (II) the aggregate amount of cash used to acquire such preferred stock and/or “income notes” after the Fourth Restatement Effective Date does not exceed $35,000,000.00.
“Excluded RJRTH Foreign Subsidiary” shall mean any Subsidiary of RJRTH that is not a Domestic Subsidiary of RJRTH.
“Existing Senior Notes” shall mean, collectively, (i) RJRTH’s 6.50% Notes due June 1, 2007 in an initial aggregate principal amount equal to $300,000,000 (ii) RJRTH’s 7.875% Notes due May 15, 2009 in an initial aggregate principal amount equal to $200,000,000, (iii) RJRTH’s 6.50% Notes due July 15, 2010 in an initial aggregate principal amount equal to $300,000,000, (iv) RJRTH’s 7.25% Notes due June 1, 2012 in an initial aggregate principal amount equal to $450,000,000, and (v) RJRTH’s 7.30% Notes due July 15, 2015 in an initial aggregate principal amount equal to $200,000,000, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms thereof and the Credit Agreement.

“Existing Senior Notes Creditors” shall mean the Existing Senior Notes Trustee and the holders of the Existing Senior Notes.
“Existing Senior Notes Documents” shall mean the Existing Senior Notes and the Existing Senior Notes Indenture.
“Existing Senior Notes Indenture” shall mean, collectively, (i) the indenture, dated as of May 20, 2002, as amended among RJRTH, the guarantors of the notes issued pursuant thereto, and The Bank of New York, as trustee and (ii) the indenture, dated as of May 15, 1999, as amended among RJRTH, the guarantors of the notes issued pursuant thereto, and The Bank of New York, as trustee, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms thereof and the Credit Agreement.
“Existing Senior Notes Obligations” shall have the meaning provided in Section 1 hereof.
“Existing Senior Notes Trustee” shall mean, collectively, the trustee and/or trustees under the under the Existing Senior Notes Indenture.
“Financial Asset” has the meaning given such term in Section 8-102(a)(9) of the UCC, provided that the term “Financial Asset” shall not include (i) any capital stock or other equity interests of any Excluded Domestic Entity or any Excluded Investment Entity or (ii) any Margin Stock.
“Hedging Creditors” shall have the meaning provided in the recitals to this Agreement.
“Hedging Obligations” shall have the meaning provided in Section 1 hereof.
“Indemnitees” shall have the meaning set forth in Section 11 hereof.
“Initial New Senior Notes” shall mean, collectively, (i) the Borrower’s 7.25% Senior Secured Notes due 2013 in an initial aggregate principal amount equal to $625,000,000, (ii) the Borrower’s 7.625% Senior Secured Notes due 2016 in an initial aggregate principal amount equal to $775,000,000 and (iii) the Borrower’s 7.75% Senior Secured Notes due 2018 in an initial aggregate principal amount equal to $250,000,000, in each case issued pursuant to the New Senior Notes Indenture, as in effect on the Fourth Restatement Effective Date and as the same may be amended, modified and/or supplemented from time to time in accordance with the terms thereof and the Credit Agreement.
“Instrument” has the meaning given such term in Section 9-102(a)(47) of the UCC.
“Investment Property” has the meaning given such term in Section 9-102(a)(49) of the UCC, provided that the term “Investment Property” shall not include (i) any capital stock or other Equity Interests of any Excluded Domestic Entity, any Excluded Investment Entity or any Excluded RJRTH Foreign Subsidiary or (ii) any Margin Stock.
“Lender Creditors” shall have the meaning provided in the recitals to this Agreement.
“Lender Secured Creditors” shall have the meaning provided in the recitals to this Agreement.

“Lenders” shall have the meaning provided in the recitals to this Agreement.
“Limited Liability Company Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interests in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.
“Limited Liability Company Interest” shall mean the entire limited liability company interest at any time directly owned by each Pledgor in any limited liability company; provided that the term “Limited Liability Company Interest” shall not include any limited liability company interest of any Excluded Domestic Entity, any Excluded Investment Entity or any Excluded RJRTH Foreign Subsidiary (with any limited liability company the equity interests of which are required to be included as “Limited Liability Company Interests” hereunder being herein called a “Pledged LLC”).
“LSB Note” shall mean that certain Non-Recourse Secured Promissory Note, dated May 14, 1997, made by Technology Directors II, LLC to R.J. Reynolds Tobacco Company (as assignee of Reynolds Technologies, Inc.) as amended from time to time, in an initial aggregate principal amount of $15,000,000.
“New Senior Notes” shall mean (i) the Initial New Senior Notes, (ii) the Exchange Senior Notes and (iii) the Additional Senior Notes, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms thereof and the Credit Agreement.
“New Senior Notes Creditors” shall mean the New Senior Notes Trustee and the holders of the New Senior Notes.
“New Senior Notes Documents” shall mean the New Senior Notes and the New Senior Notes Indenture.
“New Senior Notes Indenture” shall mean the Indenture, dated as of May 31, 2006, among the Borrower, the Subsidiary Guarantors and The Bank of New York, as trustee, as in effect on the Fourth Restatement Effective Date and as the same may be amended, modified and/or supplemented from time to time in accordance with the terms thereof and the Credit Agreement.
“New Senior Notes Obligations” shall have the meaning provided in Section 1 hereof.
“New Senior Notes Trustee” shall mean the trustee under the New Senior Notes Indenture.
“Notes” shall mean all promissory notes at any time issued to, or held by, any Pledgor, provided that the term “Note” shall not include the LSB Note.
“Noticed Event of Default” shall have the meaning provided in Section 5 hereof.
“Notified Non-Credit Agreement Event of Default” means (i) the acceleration of the maturity of any Existing Senior Notes, New Senior Notes or Refinancing Senior Notes or the failure to pay at maturity any Existing Senior Notes, New Senior Notes or Refinancing Senior Notes, or the occurrence of any bankruptcy or insolvency Event of Default under the Existing Senior Notes

Indenture, the New Senior Notes Indenture or the Refinancing Senior Notes Indenture, (ii) any Event of Default under a Secured Credit Card Agreement or (iii) any Event of Default under a Secured Hedging Agreement, in the case of any event described in clause (i), (ii) or (iii) to the extent the Existing Senior Notes Trustee, New Senior Notes Trustee or the Refinancing Senior Notes Trustee, the relevant Credit Card Issuer or the relevant Hedging Creditor, as the case may be, has given written notice to the Collateral Agent that a “Notified Non-Credit Agreement Event of Default” exists; provided that such written notice may only be given if such Event of Default is continuing and, provided further, that any such Notified Non-Credit Agreement Event of Default shall cease to exist (I) once there is no longer any Event of Default under the Existing Senior Notes Indenture, the New Senior Notes Indenture, the Refinancing Senior Notes Indenture, the respective Secured Credit Card Agreement or the respective Secured Hedging Agreement, as the case may be, in existence, (II) in the case of an Event of Default under the Existing Senior Notes Indenture, the New Senior Notes Indenture or the Refinancing Senior Notes Indenture, after all Existing Senior Notes Obligations, New Senior Notes Obligations or Refinancing Senior Notes Obligations, as the case may be, have been repaid in full, (III) in the case of an Event of Default under a Secured Credit Card Agreement or Secured Hedging Agreement, such Secured Credit Card Agreement or Secured Hedging Agreement, as the case may be, has been terminated and all Credit Card Obligations or Hedging Obligations, as the case may be, thereunder have been repaid in full, (IV) in the case of an Event of Default under the Existing Senior Notes Indenture, the New Senior Notes Indenture or the Refinancing Senior Notes Indenture, if the Existing Senior Notes Creditors, the New Senior Notes Creditors or the Refinancing Senior Notes Creditors, as the case may be, holding at least a majority of the aggregate principal amount of the outstanding Existing Senior Notes, New Senior Notes or the Refinancing Senior Notes, as the case may be, at such time have rescinded such written notice and (V) in the case of an Event of Default under a Secured Credit Card Agreement or Secured Hedging Agreement, the requisite Credit Card Issuers with Credit Card Obligations or Hedging Creditors with Hedging Obligations, as the case may be, thereunder at such time have rescinded such written notice.
“Obligations” shall have the meaning provided in Section 1 hereof.
“Partnership Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interests in other partnerships), at any time owned or represented by any Pledged Partnership or represented by any Partnership Interest.
“Partnership Interest” shall mean the entire partnership interests (whether general and/or limited partnership interests) at any time directly owned by each Pledgor in any partnership; provided that the term “Partnership Interest” shall not include any partnership interest of any Excluded Domestic Entity, any Excluded Investment Entity or any Excluded RJRTH Foreign Subsidiary (with any partnership the partnership interests of which are required to be included as “Partnership Interests” hereunder being herein called a “Pledged Partnership”).
“Pledged Entity” shall mean each Pledged Partnership and each Pledged LLC.
“Pledged Notes” shall mean all Notes at any time pledged or required to be pledged hereunder.

“Pledged Limited Liability Company Interests” shall mean all Limited Liability Company Interests at any time pledged or required to be pledged hereunder.
“Pledged LLC” shall have the meaning provided in the definition of “Limited Liability Company Interest”.
“Pledged Partnership” shall have the meaning provided in the definition of “Partnership Interest”.
“Pledged Partnership Interests” shall mean all Partnership Interests at any time pledged or required to be pledged hereunder.
“Pledgee” shall have the meaning provided in the first paragraph of this Agreement.
“Pledgor” shall have the meaning provided in the first paragraph of this Agreement.
“Principal Property” shall have the meaning provided in the Existing Senior Notes Indenture, the New Senior Notes Indenture or the Refinancing Senior Notes Indenture (in each case as in effect on the date hereof), as the context may require.
          “Proceeds” has the meaning given such term in Section 9-102(a)(64) of the UCC.
          “Pro Rata Share” shall have the meaning provided in Section 9 hereof.
“RAI Senior Notes Obligations” shall mean, collectively, the New Senior Notes Obligations and the Refinancing Senior Notes Obligations.
“Refinancing Senior Notes” shall have the meaning provided in the Credit Agreement.
“Refinancing Senior Notes Creditors” shall mean the Refinancing Senior Notes Trustee and the holders of the Refinancing Senior Notes.
“Refinancing Senior Notes Documents” shall mean, collectively, the Refinancing Senior Notes and the Refinancing Senior Notes Indenture.
“Refinancing Senior Notes Indenture” shall mean one or more indentures entered into from time to time providing for the issuance of Refinancing Senior Notes by the Borrower, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms thereof and the Credit Agreement.
“Refinancing Senior Notes Obligations” shall have the meaning provided in Section 1 hereof.
“Refinancing Senior Notes Trustee” shall mean, collectively, the trustee and/or trustees under the Refinancing Senior Notes Indenture.
          “Requisite Creditors” shall have the meaning provided in Section 20 hereof.
“Restricted Pledgor” shall mean Lane and Santa Fe.

          “RJRTH” shall have the meaning provided in the recitals to this Agreement.
          “RJRTH Intercompany Note” shall mean that certain intercompany promissory note, dated May 31, 2006, issued by RJRTH in favor of the Borrower as consideration for , inter alia, (i) the loan by the Borrower to RJRTH in an aggregate principal amount of $1,650,000,000 made on the Fourth Restatement Effective Date with the proceeds of the issuance of the Initial New Senior Notes, (ii) the loan by the Borrower to RJRTH in an aggregate principal amount of $1,550,000,000 made on the Fourth Restatement Effective Date with the proceeds of the incurrence of Term Loans, , (iii) the guaranty by the Borrower of all amounts owing by RJRTH to the Existing Senior Notes Creditors in respect of the Existing Senior Notes, (iv) the assumption by the Borrower of all indebtedness, liabilities and obligations of RJRTH under the Third Amended and Restated Credit Agreement and the other Credit Documents to which it is a party pursuant to the RAI Assumption Agreement and (v) the Borrower’s agreements in favor of RJRTH under the RAI Existing Senior Notes Assumption and Indemnification Agreement, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms thereof and the Credit Agreement.
          “RJRTH Intercompany Note Creditor” shall mean the Borrower, in its capacity as obligee under the RJRTH Intercompany Note.
          “RJRTH Intercompany Note Obligations” shall have the meaning provided in Section 1 hereof.
          “Secured Credit Card Agreements” shall have the meaning set forth in the recitals to this Agreement.
          “Secured Creditors” shall mean, collectively, the Lender Secured Creditors, the Existing Senior Notes Creditors, the New Senior Notes Creditors, the Refinancing Senior Notes Creditors and the RJRTH Intercompany Note Creditor.
          “Secured Debt Agreements” shall have the meaning provided in Section 5 hereof.
“Secured Hedging Agreement” shall have the meaning provided in the recitals to this Agreement.
          “Securities Account” has the meaning given such term in Section 8-501(a) of the UCC.
          “Security” and “Securities” has the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes, provided that the terms “Security” and “Securities” shall not include (i) any capital stock or other equity interests of any Excluded Domestic Entity, any Excluded Investment Entity or any Excluded RJRTH Foreign Subsidiary; (ii) any Margin Stock; or (iii) excess capital stock of a Foreign Corporation not required to be pledged hereunder as a result of the application of the first proviso appearing in the definition of Stock.
          “Security Entitlement” has the meaning given such term in Section 8-102(a)(17) of the UCC.

“Specified Existing Senior Notes Pledgor” shall mean the Borrower, RJRTH and each other Pledgor with Existing Senior Notes Obligations that is a Restricted Subsidiary (as defined in the Existing Senior Notes Indenture).
“Specified RAI Senior Notes Pledgor” shall mean the Borrower and each Pledgor with RAI Senior Notes Obligations that is a Restricted Subsidiary (as defined in the New Senior Notes Indenture). For avoidance of doubt, NA Holdings is not a “Specified RAI Senior Notes Pledgor”.
“Stock” shall mean (i) all of the issued and outstanding shares of stock of any corporation (other than a corporation that is not organized under the laws of the United States or any State or territory thereof (a “Foreign Corporation”)) at any time directly owned by any Pledgor, and (ii) all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time directly owned by any Pledgor, provided that such Pledgor shall not be required to pledge hereunder the capital stock of a Foreign Corporation if more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote are pledged hereunder (after giving effect to the pledge of capital stock of such Foreign Corporation by other Pledgors hereunder), provided further that the term “Stock” shall not include (i) any capital stock of any Excluded Domestic Entity, any Excluded Investment Entity or any Excluded RJRTH Foreign Subsidiary, (ii) any Margin Stock and (iii) excess capital stock of a Foreign Corporation not required to be pledged hereunder as a result of the application of the preceding proviso.
          “Subsequent Effective Date” shall have the meaning set forth in Section 18 hereof.
          “Termination Date” shall have the meaning set forth in Section 18 hereof.
          “UCC” means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or sub-sections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.
“Uncertificated Security” has the meaning given such term in Section 8-102(a)(18) of the UCC.
“Unrestricted Secured Creditor” shall mean each Secured Creditor other than the RJRTH Intercompany Note Creditor.
(b) Each Pledgor represents and warrants that on the date hereof (or, if later, the date it first becomes party hereto) and on any Subsequent Effective Date: (a) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed on Annex A hereto; (b) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (c) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as set forth in Annex B hereto; (d) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto; (e) the Limited Liability Company Interests held by such Pledgor consists of the number and type of interest of the respective Pledged LLC as described in Annex D hereto; (f) such Limited Liability Company Interests held by such Pledgor constitute the percentage of the issued and outstanding equity interests of the respective Pledged LLC as set forth in Annex D hereto for such Pledgor; (g) except for such immaterial exceptions set forth on Annexes B and C as may be reasonably acceptable to the Pledgee, each such Pledgor is the holder of record and sole beneficial owner of the Stock, the Notes, the Limited Liability Company Interests, the Partnership Interests and the Securities identified on Annex G hereto; (h) the Partnership Interests held by such Pledgor consists of the number and type of interest of the respective Pledged Partnership as described in Annex E hereto; (i) the Partnership Interests held by such Pledgor constitutes that percentage of the entire Partnership Interest of the respective Pledged Partnership as is set forth in Annex E hereto for such Pledgor; (j) such Pledgor owns or possesses no other Securities except as described on Annexes B, C, D, E and G hereto; and (k) such Pledgor has complied with the respective procedures set forth in Section 3.2(a) with respect to each item of Collateral described in Annexes B through E hereto and Annex G hereto that is required by this Agreement to be pledged to the Pledgee on the date hereof (or the respective Subsequent Effective Date).
3. PLEDGE OF SECURITIES, ETC.
3.1 Pledge. To secure the Applicable Obligations of such Pledgor and for the purposes set forth in Section 1, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the relevant Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the relevant Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):
     (i) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;
     (ii) all Securities owned by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;
     (iii) all Limited Liability Company Interests owned by such Pledgor from time to time and all of such Pledgor’s right, title and interest in each limited liability company to which such interests relate, whether now existing or hereafter acquired, including, without limitation:
     (1) all the capital thereof and its interest in all profits, income, surpluses, losses, Limited Liability Company Assets, distributions and other payments to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;
     (2) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;
     (3) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;
     (4) all present and future claims, if any, of any of such Pledgor against any such Pledged LLC for moneys loaned or advanced, for services rendered or otherwise;
     (5) all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of any of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interest and any such Pledged LLC, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights to be exercisable only upon the occurrence and during the continuation of a Noticed Event of Default); and
     (6) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;
     (iv) all Partnership Interests owned by such Pledgor from time to time and all of such Pledgor’s right, title and interest in each partnership to which such interests relate, whether now existing or hereafter acquired, including, without limitation:
     (1) all of the capital thereof and its interest in all profits, income, surplus, losses, Partnership Assets, distributions and other payments to which such Pledgor shall at any time be entitled in respect of any such Partnership Interest;
     (2) all other payments due or to become due to such Pledgor in respect of any such Partnership Interest, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;
     (3) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any partnership or other agreement or at law or otherwise in respect of any such Partnership Interest;
     (4) all present and future claims, if any, of such Pledgor against any Pledged Partnership for moneys loaned or advanced, for services rendered or otherwise;
     (5) all of such Pledgor’s rights under any partnership agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to any Partnership Interest, including any power, if any, to terminate, cancel or modify any general or limited partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interest and any Pledged Partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights to be exercisable only upon the occurrence and during the continuation of a Noticed Event of Default);
     (6) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;
     (v) all Financial Assets and Investment Property owned by such Pledgor from time to time;
     (vi) in the case of the Borrower, the RJRTH Intercompany Note and all rights of the Borrower hereunder in its capacity as the RJRTH Intercompany Note Creditor (including all rights to receive proceeds from any sale or other disposition of the capital stock of Reynolds Tobacco pledged to secure RJRTH Intercompany Note Obligations);
     (vii) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and
     (viii) all Proceeds of any and all of the foregoing.
; provided that, notwithstanding the foregoing, (1) the Collateral that secures the Existing Senior Notes Obligations of a Specified Existing Senior Notes Pledgor shall be limited to Designated Existing Senior Notes Collateral owned by such Specified Existing Senior Notes Pledgor, all of which Collateral shall also ratably secure all other Applicable Obligations of such Specified Existing Senior Notes Pledgor, and the Collateral Proceeds with respect to any item of Collateral owned by a Specified Existing Senior Notes Pledgor that are to be applied to the Existing Senior Notes Obligations shall be limited to Collateral Proceeds resulting from the sale, other disposition of or other realization upon, and other moneys received in respect of, the Designated Existing Senior Notes Collateral of such Specified Existing Senior Notes Pledgor, with such Collateral Proceeds to also be applied ratably to all other Applicable Obligations of such Specified Existing Senior Notes Pledgor, (2) the Collateral that secures the RAI Senior Notes Obligations of a Specified RAI Senior Notes Pledgor shall be limited to Designated RAI Senior Notes Collateral owned by such Specified RAI Senior Notes Pledgor, all of which Collateral shall also ratably secure all other Applicable Obligations of such Specified RAI Senior Notes Pledgor, and the Collateral Proceeds with respect to any item of Collateral owned by a Specified RAI Senior Notes Pledgor that are to be applied to the RAI Senior Notes Obligations shall be limited to Collateral Proceeds resulting from the sale, other disposition of or other realization upon, and other moneys received in respect of, the Designated RAI Senior Notes Collateral of such Specified RAI Senior Notes Pledgor, with such Collateral Proceeds to also be applied ratably to all other Applicable Obligations of such Specified RAI Senior Notes Pledgor, (3) the Collateral that secures the RJRTH Intercompany Note Obligations of RJRTH shall be limited to the capital stock of Reynolds Tobacco owned by RJRTH, and the Collateral Proceeds with respect to the capital stock of Reynolds Tobacco owned by RJRTH that are to be applied to the RJRTH Intercompany Note Obligations shall be limited to Collateral Proceeds from the sale, other disposition of or other realization upon, and other moneys received in respect of, such capital stock of Reynolds Tobacco, (4) prior to (but not after) the time RJRTH becomes a Specified RAI Senior Notes Pledgor, the capital stock of Reynolds Tobacco shall not secure any Obligations other than the RJRTH Intercompany Note Obligations, (5) at any time prior to the exchange of at least 51% in aggregate principal amount of each series of Existing Senior Notes for Exchange Senior Notes as contemplated by the definition of “Exchange Senior Notes” in the Credit Agreement (and the elimination of the lien covenant in the Existing Senior Notes Indenture as consented to by the requisite holders of the Existing Senior Notes), the term “Collateral” as used herein shall not include any indebtedness or other obligations owing by a Subsidiary of RJRTH to RJRTH or any of its Subsidiaries, (6) at any time on and after RJRTH becomes a Specified RAI Senior Notes Pledgor, the capital stock of Reynolds Tobacco owned by RJRTH shall cease to secure the RJRTH Intercompany Note Obligations, and (7) in the case of any sale, assignment, transfer or grant of a security interest hereunder by a Restricted Pledgor only, the term “Collateral” shall not include any Collateral (determined as provided herein without regard to this clause (7)) of such Restricted Pledgor other than (x) Collateral of the type described in clause (i) of Section 3.1 and (y) all other Collateral of the type which may be perfected by the filling of a UCC-1 financing statement in any relevant jurisdiction.
          3.2. Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions for the benefit of the Pledgee and the other relevant Secured Creditors as set forth below as promptly as practicable and, in any event, within 10 Business Days after it obtains such Collateral, provided that, notwithstanding the foregoing, (i) in the case of Collateral consisting of an Uncertificated Security, Limited Liability Company

Interest or Partnership Interest of a Person which is not a Subsidiary of such Pledgor and a security interest in which is to be perfected by taking an action specified in sub-clause (ii) or (iv)(2) below, such Pledgor shall have 30 days after it obtains such Collateral to take the respective action required by said sub-clause, (ii) in the case of Collateral a security interest in which is to be perfected by taking an action specified in sub-clause (iii) below, such Pledgor shall have 90 days after the Fourth Restatement Effective Date (or, if such Collateral is acquired after the Fourth Restatement Effective Date, the date it obtains such Collateral) to take the respective action required by said sub-clause, (iii) in the case of any Security, Stock, Limited Liability Company Interest or Partnership Interest of an Excluded Foreign Entity, such Pledgor owning the same shall only be required to take the respective action specified below on the date such Excluded Foreign Entity ceases to qualify as an “Excluded Foreign Entity” in accordance with the definition thereof and (iv) in the case of any Security, Stock, Limited Liability Company Interest or Partnership Interest of any Domestic Subsidiary of the Borrower which is not (or is not required pursuant to the terms of the Credit Agreement to be) a Credit Party owned by such Pledgor, such Pledgor shall not be required (until such time, if any, as such Subsidiary shall become a Credit Party) to take any of the actions specified in clause (i), (ii), (iii) or (iv) below, so long as such Pledgor has taken all actions required by Section 3.2(b)(ii) below with respect to such Collateral:
     (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall deliver such Certificated Security to the Pledgee, indorsed to the Pledgee or indorsed in blank;
     (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security (or, in the case of an issuer that is not a Subsidiary of such Pledgor, will use reasonable efforts to cause such issuer) to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other relevant Unrestricted Secured Creditors substantially in the form of Annex F hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee) pursuant to which, subject to Section 5 hereof, such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interest and Limited Liability Company Interest issued by such issuer) originated by any other Person other than a court of competent jurisdiction; provided that in the case of an Uncertificated Security issued by a Person that is organized under the laws of a jurisdiction other than the United States or any state thereof, such Pledgor shall enter into a Foreign Pledge Agreement and comply with the requirements of Section 16(d) as if said Person had been (but then ceased to be) an Excluded Foreign Entity,
     (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a) and (b), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing;
     (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof;
     (v) with respect to any Note, delivery of such Note to the Pledgee, indorsed to the Pledgee or indorsed in blank; and
     (vi) with respect to cash proceeds, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.
          (b) In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:
     (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be reasonably requested from time to time by the Pledgee so that “control” of such Collateral is obtained and at all times held by the Pledgee; and
     (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).
          3.3. Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or similar distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the respective Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the relevant Unrestricted Secured Creditors entitled thereto) hereunder and (ii) supplements to Annexes A through E hereto as are reasonably necessary to cause such annexes to be complete and accurate at such time, provided that unless specifically requested by the Collateral Agent, such updated Annexes shall not be required to include any after-acquired Securities pledged to the Pledgee pursuant to the procedures set forth in Section 3.2(a)(iii). Notwithstanding the foregoing, no Pledgor shall be required at any time to pledge hereunder any Stock which will result in more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote being pledged hereunder.
3.4. Transfer Taxes. Each pledge of Collateral under Section 3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.
4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or, following a Noticed Event of Default which is continuing, in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.
5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until a Noticed Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Credit Document, any Existing Senior Notes Document, any New Senior Notes Document, any Refinancing Senior Notes Document, any Secured Credit Agreement or any Secured Hedging Agreement (collectively, the “Secured Debt Agreements”), or which would have the effect of impairing in any material respect the value of the Collateral or any material part thereof or impairing the position or interests of the Pledgee or any other Secured Creditor therein, provided however, each Pledgor shall be permitted to amend and/or modify intercompany notes constituting Collateral in the ordinary course of business and consistent with past practices. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Noticed Event of Default shall occur and be continuing and Section 7 hereof shall become applicable. As used herein, a “Noticed Event of Default” shall mean (i) an Event of Default with respect to a Credit Party under Section 9.05 of the Credit Agreement and (ii) any other Event of Default in respect of which the Pledgee has given the Borrower notice that such Event of Default constitutes a “Noticed Event of Default”.
6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until a Noticed Event of Default shall have occurred and be continuing, all cash dividends, distributions, cash Proceeds or other amounts payable in respect of the Collateral shall be paid to the respective Pledgor; provided that all dividends or other amounts payable in respect of the Collateral which are determined by the Pledgee, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends are applied to repay the Obligations pursuant to Section 9 of this Agreement). The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:
     (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Collateral;
     (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and
     (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate, partnership or other reorganization.
Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee’s right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).
7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. In case a Noticed Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect in any relevant jurisdiction, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:
     (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;
     (ii) to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;
     (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

     (iv) to vote all or any part of the Collateral (in each case whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);
     (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance or advertisement or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its reasonable discretion may determine, provided that at least 10 days’ notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Unrestricted Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto; and
     (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.
8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Credit Documents, no notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other further action in any circumstances without demand or notice. By accepting the benefits of this Agreement, the Secured Creditors expressly acknowledge and agree that (x) this Agreement may be enforced only by the action of the Pledgee acting upon the instructions of the Required Lenders or, if the CA Termination Date has occurred, the holders of a majority of the outstanding principal amount of all remaining Obligations, provided that if prior to the CA Termination Date a payment default with respect to at least $300,000,000 principal amount in the aggregate of Existing Senior Notes, New Senior Notes and/or Refinancing Senior Notes has continued for at least 180 days (and such defaulted payment has not been received pursuant to a drawing under any letter of credit), the holders of a majority of the outstanding principal amount of the Indebtedness subject to such payment default or defaults can direct the Pledgee to commence and continue enforcement of the Liens created hereunder, which the Pledgee shall comply with subject to receiving any indemnity which it reasonably requests, provided further that the Pledgee shall thereafter comply only with the directions of the Required Lenders as to how to carry out such enforcement so long as such directions are not adverse to the aforesaid directions of the holders of Indebtedness subject to such payment default or defaults and (y) no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies shall be exercised exclusively by the Pledgee for the benefit of the Secured Creditors as their interests may appear upon the terms of this Agreement.
9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale, other disposition of or other realization upon any Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder (collectively, the “Collateral Proceeds”), shall be applied (subject to the payment rules set forth more specifically in Section 9(c) below) as follows:
     (i) first, to the payment of all Obligations owing to the Pledgee of the type described in clauses (viii), (ix) and (x) of Section 1 herein;
     (ii) second, to the extent proceeds of the sale, other disposition of or other realization upon any item of Collateral remain after the application pursuant to preceding clause (i), an amount equal to the outstanding Applicable Obligations secured by such item of Collateral shall be paid to the Secured Creditors as their interests may appear, with (x) each Secured Creditor receiving an amount equal to its outstanding Applicable Obligations secured by such item of Collateral or, if the proceeds are insufficient to pay in full all such Applicable Obligations, its Pro Rata Share of the amount so remaining to be distributed and (y) in the case of the Credit Document Obligations, the Existing Senior Notes Obligations, the New Senior Notes Obligations, the Refinancing Senior Notes Obligations and the RJRTH Intercompany Note Obligations included in such Applicable Obligations, any such amount to be applied (1) first to the payment of interest in respect of the unpaid principal amount of Loans, Existing Senior Notes, New Senior Notes, Refinancing Senior Notes or the RJRTH Intercompany Note, as the case may be, (2) second to the payment of principal of Loans, Existing Senior Notes, New Senior Notes, Refinancing Senior Notes or the RJRTH Intercompany Note, as the case may be, and (3) third to the other Credit Document Obligations, Existing Senior Notes Obligations, New Senior Notes Obligations, Refinancing Senior Notes Obligations or RJRTH Intercompany Note Obligations, as the case may be; and

     (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), to the relevant Pledgor or, to the extent directed by such Pledgor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive such surplus.
(b) For purposes of this Agreement, “Pro Rata Share” shall mean when calculating a Secured Creditor’s portion of any distribution or amount pursuant to clause (a) above, the amount (expressed as a percentage) equal to a fraction the numerator of which is the then outstanding amount of the relevant Applicable Obligations secured by the relevant item of Collateral owed such Secured Creditor and the denominator of which is the then outstanding amount of all Applicable Obligations secured by the relevant item of Collateral.
(c) All payments required to be made to (i) the Lender Creditors hereunder shall be made to the Administrative Agent for the account of the respective Lender Creditors, (ii) the Credit Card Issuers hereunder shall be made to the Credit Card Issuer(s) under the applicable Secured Credit Card Agreement, (iii) the Hedging Creditors hereunder shall be made to the paying agent under the applicable Secured Hedging Agreement or, in the case of Secured Hedging Agreements without a paying agent, directly to the applicable Hedging Creditors, (iv) the Existing Senior Notes Creditors hereunder shall be made to the Existing Senior Notes Trustee for the account of the respective Existing Senior Notes Creditors, (v) the New Senior Notes Creditors hereunder shall be made to the New Senior Notes Trustee for the account of the respective New Senior Notes Creditors, (vi) the Refinancing Senior Notes Creditors hereunder shall be made to the Refinancing Senior Notes Trustee for the account of the respective Refinancing Senior Notes Creditors and (vii) the RJRTH Intercompany Note Creditor hereunder shall be made to the other Secured Creditors as otherwise provided above in Section 9(a)(ii) (for purposes of such Section, treating amounts which would (in the absence of the pledge by the Borrower of the Collateral described in clause (vi) of Section 3.1) be paid to the RJRTH Intercompany Note Creditor as Collateral pledged to secure the Applicable Obligations of such other Secured Creditors) (or, in the circumstances contemplated by Section 9(a)(iii), to the RJRTH Intercompany Note Creditor).
(d) For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely upon (i) the Administrative Agent for a determination of the outstanding Credit Document Obligations, (ii) any Credit Card Issuer for a determination of the outstanding Credit Card Obligations owed to such Credit Card Issuer, (iii) any Hedging Creditor for a determination of the outstanding Hedging Obligations owed to such Hedging Creditor, (iv) the Existing Senior Notes Trustee for a determination of the outstanding Existing Senior Notes Obligations, (v) the New Senior Notes Trustee for a determination of the outstanding New Senior Notes Obligations, (vi) the Refinancing Senior Notes Trustee for a determination of the outstanding Refinancing Senior Notes Obligations and (vii) the RJRTH Intercompany Note Creditor for a determination of the outstanding RJRTH Intercompany Note Obligations. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Pledgee, in acting hereunder, shall be entitled to assume that no Credit Document Obligations other than principal, interest and regularly accruing fees are owing to any Lender Creditor.

(e) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between (x) the amount of the Obligations for which it is responsible directly or as a Guarantor that are satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of such Obligations.
10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.
11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee and each other Unrestricted Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually, an “Indemnitee,” and collectively the “Indemnitees”) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys’ fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.
12. PLEDGEE NOT BOUND. (a) Nothing herein shall be construed to make the Pledgee or any other Unrestricted Secured Creditor liable as a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC and the Pledgee or any other Unrestricted Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of the respective Pledged Partnership Interest, Pledged Limited Liability Company Interest or Security pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Unrestricted Secured Creditor and/or any Pledgor.
(b) Except as provided in the last sentence of paragraph (a) of this Section, the Pledgee, by accepting this Agreement, did not intend to become a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or otherwise be deemed to be a co-venturer with respect to any Pledgor, any Pledged Partnership or any Pledged LLC., either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or of any Pledgor.
(c) Neither the Pledgee nor any other Unrestricted Secured Creditor shall be obligated to perform or discharge any obligation of any Pledgor as a result of the collateral assignment hereby effected.
(d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.
13. FURTHER ASSURANCES. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor’s own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or reasonably deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.
(b) Each Pledgor hereby appoints the Pledgee, such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee’s reasonable discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.
14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Annex M to the Security Agreement, the terms of which shall be deemed incorporated herein by reference as fully as if same were set forth herein in their entirety (for such purpose, treating each reference to the “Security Agreement” as a reference to this Agreement, each reference to the “Collateral Agent” as a reference to the Pledgee, each reference to an “Assignor” as a reference to a “Pledgor” and each reference to a “Secured Creditor” and a “Secured Debt Agreement” as a reference to a “Secured Creditor” or a “Secured Debt Agreement”, as the case may be, as defined herein).

15. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein if prohibited by the terms of this Agreement or any other Secured Debt Agreement.
16. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS. (a) Each Pledgor represents, warrants and covenants that:
     (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Collateral consisting of one or more Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement and Permitted Liens;
     (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement without the consent of any other Person;
     (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or law);
     (iv) except to the extent already made or obtained, no consent of any other party (including, without limitation, any stockholder, member, limited or general partner or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee’s security interest in the Collateral (other than with respect to the Equity Interests of an Excluded Foreign Entity) or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;
     (v) neither the execution, delivery or performance of this Agreement or any other Secured Debt Agreement to which it is a party violates (a) any material provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or domestic or foreign governmental authority, (b) the certificate of incorporation, certificate of formation, certificate of partnership, partnership agreement, limited liability company agreement (or equivalent organizational documents) or by-laws, as the case may be, of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or (c) any indenture, mortgage, lease, deed of trust, credit agreement, loan agreement, agreement or other instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;
     (vi) all the Collateral consisting of Securities, Pledged Limited Liability Company Interests and Pledged Partnership Interests have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights;
     (vii) to Pledgor’s knowledge, each of the Pledged Notes constitute, or, when executed by the obligor thereof, will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or law);
     (viii) the pledge, assignment and delivery to the Pledgee of the Collateral consisting of Certificated Securities (other than the Certificated Securities (x) of the Excluded Foreign Entities and (y) required to be pledged pursuant to the procedures set forth in Section 3.2(a)(iii)) and Pledged Notes pursuant to this Agreement, creates a valid and perfected first security interest in such Collateral and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities;
     (ix) it is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any partnership agreement or limited liability company agreement to which such Pledgor is a party, and such Pledgor is not in violation of any other material provisions of any partnership agreement or limited liability company agreement to which such Pledgor is a party, or otherwise in default or violation thereunder; no Partnership Interest or Limited Liability Company Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto;
     (x) it shall not withdraw as a partner of any Pledged Partnership or member of any Pledged LLC, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Entity or seek a partition of any property of any Pledged Entity, except as permitted by the Credit Agreement;
     (xi) the Pledged Partnership Interests or Pledged Limited Liability Company Interests of such Pledgor, as the case may be, constitute, and will at all times hereafter continue to constitute, in the aggregate, all of the partnership interests or membership interests, as the case may be, of each Pledged Entity of such Pledgor and no Pledged Entity shall create any options or rights or other agreements to sell or otherwise transfer, or sell or otherwise transfer, any Partnership Interests or Limited Liability Company Interests;

     (xii) each partnership agreement and limited liability company agreement is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms and, together with this Agreement, contains the entire agreement between the parties thereto relating to the subject matter thereof; and
     (xiii) “control” (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC, in each such case to the extent required by the terms of this Agreement.
(b) Each Pledgor covenants and agrees that it will defend the Pledgee’s right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.
(c) Each Pledgor covenants and agrees that it will take no action which would violate or be inconsistent with any of the terms of any Secured Debt Agreement, or which would have the effect of impairing the position or interests of the Pledgee or any other Secured Creditor under any Secured Debt Agreement except as permitted by the Credit Agreement.
(d) Any Pledgor which owns an equity interest in an Excluded Foreign Entity covenants and agrees that on the date on which such entity ceases to qualify as an “Excluded Foreign Entity” in accordance with the definition thereof, (i) such Pledgor shall have duly authorized, executed and delivered to the Pledgee a pledge agreement, in form and substance satisfactory to the Pledgee, governed by the laws of the jurisdiction of organization of such Excluded Foreign Entity and covering (subject to the pledge limitations in subclause (ii) of the definition of the term “Stock”) the equity interests of such Excluded Foreign Entity owned by such Pledgor (as amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof and of the Credit Agreement, each such pledge agreement, a “Foreign Pledge Agreement”), (ii) such Foreign Pledge Agreement shall be in full force and effect and shall have been duly recorded or filed in such manner and in such places as required by the law of the jurisdiction governing such Foreign Pledge Agreement to establish, perfect, preserve and protect the pledge in favor of the Collateral Agent, (iii) all taxes, fees and other charges payable in connection with the such Foreign Pledge Agreement (including the recordation thereof) shall have been paid in full and (iv) the Pledgee shall have received such other evidence that all actions necessary or, in the opinion of the Pledgee, desirable, to perfect and/or render enforceable the security interest purported to be created by such Foreign Pledge Agreement have been taken (including, without limitation, the delivery of an opinion from local counsel acceptable to the Pledgee in form, scope and substance reasonably satisfactory to the Pledgee).
(e) Each Pledgor represents and warrants as of the date of each Credit Event under the Credit Agreement, that the fair market value of the Margin Stock held by the Pledgors as of the date of such Credit Event does not exceed $50,000,000.

17. PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:
     (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Secured Debt Agreements, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;
     (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;
     (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;
     (iv) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or
     (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.
18. TERMINATION; RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Agreement, (i) “CA Termination Date” shall mean the date upon which the Total Commitment has been terminated, no Letter of Credit or Note under the Credit Agreement is outstanding and all other Credit Document Obligations have been paid in full in cash (other than arising from indemnities for which no request for payment has been made) and (ii) “Termination Date” shall mean the date upon which (x) the CA Termination Date shall have occurred and (y) if (but only if) a Notified Non-Credit Agreement Event of Default shall have occurred and be continuing on the CA Termination Date (and after giving effect thereto), either (I) such Notified Non-Credit Agreement Event of Default shall have been cured or waived by the requisite holders of the relevant Obligations subject to such Notified Non-Credit Agreement Event of Default or (II) all Secured Credit Card Agreements and Secured Hedging Agreements (if any) giving rise to a Notified Non-Credit Agreement Event of Default shall have been terminated and all Obligations subject to such Notified Non-Credit Agreement Event of Default shall have been paid in full (other than arising from indemnities for which no request for payment has been made).

(b) So long as no Notified Non-Credit Agreement Event of Default has occurred and is continuing, in the event that (x) prior to the CA Termination Date (i) any part of the Collateral is sold or otherwise disposed of in connection with a sale or other disposition permitted by Section 8.02 of the Credit Agreement (it being agreed for such purposes that a release will be deemed “permitted by Section 8.02 of the Credit Agreement” if the proposed transaction constitutes an exception to Section 8.02 of the Credit Agreement) or (ii) all or any part of the Collateral is released at the direction of the Required Lenders (or all the Lenders if required by Section 12.12 of the Credit Agreement), and the proceeds of such sale or disposition or from such release (if any) are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied or (y) on and after the CA Termination Date, any part of the Collateral is sold or otherwise disposed of without violating the Existing Senior Notes Documents, the New Senior Notes Documents, the Refinancing Senior Notes Documents, the Secured Credit Card Agreements and the Secured Hedging Agreements, the Pledgee, at the request and expense of the respective Pledgor will release such Collateral from this Agreement, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement (it being understood and agreed that upon the release of all or any portion of the Collateral by the Collateral Agent at the direction of the Lenders as provided above, the Lien on the Collateral in favor of the Collateral Agent for the benefit of the Credit Card Issuer, the Hedging Creditors, the Existing Senior Notes Creditors, the New Senior Notes Creditors, the Refinancing Senior Notes Creditors and the RJRTH Intercompany Note Creditor shall automatically be released).
(c) In addition to the foregoing, all Collateral shall be automatically released (subject to reinstatement upon the occurrence of a new Trigger Event, with each date of such reinstatement, a “Subsequent Effective Date”) in accordance with Section 7.10(i) of the Credit Agreement.
(d) At any time that the relevant Pledgor desires that the Pledgee take any action to give effect to any release of Collateral pursuant to the foregoing Section 18(a), (b) or (c), it shall deliver to the Pledgee a certificate signed by an authorized officer describing the Collateral to be released and certifying its entitlement to a release pursuant to the applicable provisions of Sections 18(a), (b) or (c) and in such case the Pledgee, at the request and expense of such Pledgor, will execute such documents as required to duly release such Collateral and to assign, transfer and deliver to such Pledgor or its designee (without recourse and without any representation or warranty) such of the Collateral as is then being released and as may be in the possession of the Pledgee. The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Pledgee in good faith believes to be in accordance with) this Section 18. Upon any release of Collateral pursuant to Section 18(a), (b) or (c), so long as no Noticed Event of Default is then in existence, none of the Secured Creditors shall have any continuing right or interest in such Collateral, or the proceeds thereof (subject to reinstatement rights upon the occurrence of a new Trigger Event in the case of a release pursuant to Section 18(c)).
19. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered (including by way of overnight courier):

     (i) if to any Pledgor, at its address set forth opposite its signature below;
     (ii) if to the Pledgee, at:
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017
Attention: Raju Nanoo
Tel: 212-270-2272
Fax: 212-270-5120
     (iii) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;
     (iv) if to any Credit Card Issuer, at such address as such Credit Card Issuer shall have specified in writing to the Pledgors and the Pledgee;
     (v) if to any Hedging Creditor, at such address as such Hedging Creditor shall have specified in writing to the Pledgors and the Pledgee;
     (vi) if to any Existing Senior Notes Creditor, at such address of the Existing Senior Notes Trustee as the Existing Senior Notes Trustee shall have specified in writing to the Pledgors and the Pledgee;
     (vii) if to any New Senior Notes Creditor, at such address of the New Senior Notes Trustee as the New Senior Notes Trustee shall have specified in writing to the Pledgors and the Pledgee;
     (viii) if to any Refinancing Senior Notes Creditor, at such address of the Refinancing Senior Notes Trustee as the Refinancing Senior Notes Trustee shall have specified in writing to the Pledgors and the Pledgee;
or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. Except as otherwise expressly provided herein, all such notices and communications shall be deemed to have been duly given or made when received.
20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgee (with the consent of (x) if prior to the CA Termination Date, the Required Lenders or, to the extent required by Section 12.12 of the Credit Agreement, all of the Lenders and (y) if on and after the CA Termination Date, the holders of at least a majority of the outstanding principal amount of the Obligations remaining outstanding), and each Pledgor affected thereby (it being understood that the addition or release of any Pledgor hereunder shall not constitute a change, waiver, discharge or variance affecting any Pledgor other than the Borrower and the Pledgor so added or released), provided that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Unrestricted Secured Creditors (and not all Unrestricted Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Unrestricted Secured Creditors; provided, however, that technical modifications may be made to this Agreement without the consent of a given Class of Unrestricted Secured Creditors affected thereby if such modifications are intended to conform the Collateral pledge requirements of this Agreement with the pledge requirements of the relevant Secured Debt Agreements to which such Class of Unrestricted Secured Creditors is a party. For the purpose of this Agreement, the term “Class” shall mean each class of Unrestricted Secured Creditors, i.e., whether (1) the Lender Creditors as holders of the Credit Document Obligations, (2) the Credit Card Issuers as holders of the Credit Card Obligations, (3) the Hedging Creditors as holders of the Hedging Obligations, (4) the Existing Senior Notes Creditors as holders of the Existing Senior Notes Obligations, (5) the New Senior Notes Creditors as holders of the New Senior Notes Obligations or (6) the Refinancing Senior Notes Creditors as holders of the Refinancing Senior Notes Obligations. For the purpose of this Agreement, the term “Requisite Creditors” of any Class shall mean each of (1) with respect to each of the Credit Document Obligations, the Required Lenders, (2) with respect to the Credit Card Obligations, the holders of at least a majority of all Credit Card Obligations outstanding from time to time, (3) with respect to the Hedging Obligations, the holders of at least a majority of all Hedging Obligations outstanding from time to time, (4) with respect to the Existing Senior Notes Obligations, the holders of at least a majority of the outstanding principal amount of the Existing Senior Notes, (5) with respect to the New Senior Notes Obligations, the holders of at least a majority of the outstanding principal amount of the New Senior Notes and (6) with respect to the Refinancing Senior Notes Obligations, the holders of at least a majority of the outstanding principal amount of the Refinancing Senior Notes.
21. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 18, (ii) be binding upon each Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and assigns. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of New York. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.
22. WAIVER OF JURY TRIAL. Each party hereto irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.
23. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement shall become a Pledgor hereunder by (x) executing a counterpart hereof and/or an assumption agreement in form and substance satisfactory to the Collateral Agent, (y) delivering supplements to Annexes A through E hereto, as are necessary to cause such Annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and action required above to be taken to the reasonable satisfaction of the Collateral Agent.
24. NO THIRD PARTY BENEFICIARIES. This Agreement is entered into solely for the benefit of the parties hereto and their respective successors and assigns and for the benefit of the Secured Creditors from time to time and their respective successors and assigns and, except for the Secured Creditors and their successors and assigns, there shall be no third party beneficiaries hereof, nor shall any Person other than the parties hereto and their respective successors and assigns, and the Secured Creditors and their respective successors and assigns, be entitled to enforce the provisions hereof or have any claims against any party hereto (or any Secured Creditor) or their successors and assigns arising from, or under, this Agreement.
25. SPECIAL PROVISIONS AND WAIVERS RELATING TO THE RJRTH INTERCOMPANY NOTE CREDITOR.
(a) In the event that the RJRTH Intercompany Note Creditor institutes, commences, consents or otherwise becomes subject to any insolvency or liquidation proceeding, the RJRTH Intercompany Note Creditor unconditionally, irrevocably and immediately agrees to limited relief from the automatic stay under Section 362(a) of the Bankruptcy Code so as to allow the Collateral Agent and the other Secured Creditors the ability to exercise their rights under this Agreement with respect to the Collateral (other than the RJRTH Intercompany Note). The RJRTH Intercompany Note Creditor hereby agrees that it shall not, in any manner, oppose or otherwise delay any motion seeking limited relief from the automatic stay solely to effectuate the intent of, and the agreements set forth in, the preceding sentence.
          (b) The RJRTH Intercompany Note Creditor agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any insolvency or liquidation proceeding), (i) the validity or enforceability of this Agreement or any Obligation hereunder or (ii) the validity, perfection, priority or enforceability of the Liens, mortgages, assignments and security interests granted pursuant to this Agreement with respect to the Obligations.
          (c) So long as the discharge of the Obligations hereunder has not occurred, whether or not any insolvency or liquidation proceeding has been commenced by or against the Borrower or any other Assignor, the RJRTH Intercompany Note Creditor will not exercise or seek to exercise any rights or remedies (including setoff) with respect to the RJRTH Intercompany Note or institute or commence, or join with any Person in commencing, any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution and any insolvency or liquidation proceeding), and will not contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent of any other Secured Creditor or any other exercise by the Collateral Agent or any other Secured Creditor of any rights and remedies relating to the Collateral under this Agreement or otherwise, or object to the forbearance by the Collateral Agent or any other Secured Creditor from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral.

          (d) The RJRTH Intercompany Note Creditor agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including setoff) with respect to the RJRTH Intercompany Note, unless and until the discharge of Obligations has occurred.
          (e) The RJRTH Intercompany Note Creditor, (i) agrees that it will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under this Agreement, including any collection, sale, lease, exchange, transfer or other disposition of the RJRTH Intercompany Note, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or subordinate the priority of the Obligations and (ii) hereby waives any and all rights it may have to object to the manner in which the Collateral Agent or any other Secured Creditor seeks to enforce or collect the Obligations or the Liens granted in any of the Collateral, regardless of whether any action or failure to act by or on behalf of the Collateral Agent or any other Secured Creditor is adverse to the interest of the RJRTH Intercompany Note Creditor.
          (f) Until the discharge of Obligations occurs, the RJRTH Intercompany Note Creditor, hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the RJRTH Intercompany Note Creditor, for the purpose of carrying out the terms of this Section 25, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 25, including any endorsements or other instruments of transfer or release.
          (g) Until the discharge of the Obligations has occurred, the RJRTH Intercompany Note Creditor agrees that it shall not seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any insolvency or liquidation proceeding in respect of the RJRTH Intercompany Note.
          (h) The RJRTH Intercompany Note Creditor agrees that it shall not (i) oppose, object to or contest (or join with or support any third party opposing, objecting to or contesting) (a) any request by the Collateral Agent or any other Secured Creditor for adequate protection in any insolvency or liquidation proceeding (or any granting of such request) or (b) any objection by the Collateral Agent or any other Secured Creditor to any motion, relief, action or proceeding based on the Collateral Agent or any other Secured Creditor claiming a lack of adequate protection or (ii) seek or accept any form of adequate protection under any of Sections 362, 363 and/or 364 of the Bankruptcy Code with respect to the RJRTH Intercompany Note.
          (i) Nothing contained herein shall prohibit or in any way limit the Collateral Agent or any other Secured Creditor from objecting on any basis in any insolvency or liquidation proceeding or otherwise to any action taken by the RJRTH Intercompany Note Creditor including the seeking by the RJRTH Intercompany Note Creditor of adequate protection.

          (j) The RJRTH Intercompany Note Creditor waives any claim it may hereafter have against the Collateral Agent or any other Secured Creditor arising out of the election by the Collateral Agent or any other Secured Creditor of the application to the claims of the Collateral Agent or any other Secured Creditor of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or post-petition financing arrangement or out of any grant of a security interest in connection with the RJRTH Intercompany Note in any insolvency or liquidation proceeding.
          (k) The RJRTH Intercompany Note Creditor agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the RJRTH Intercompany Note.
          (l) The parties hereto acknowledge and agree that it is their intent that the Obligations (other than the RJRTH Intercompany Note Obligations) and the security therefor constitute a separate and distinct class (and separate and distinct claims) from the RJRTH Intercompany Note Obligations (and the security therefor).
          (m) Nothing in this Section 25 is intended as a waiver by the Borrower of any of its rights in its capacity as an obligor or “debtor” under any of the Secured Debt Documents (as opposed to its rights as a secured creditor in its capacity as the RJRTH Intercompany Note Creditor).
          (n) Notwithstanding the foregoing, the provisions of this Section 25 shall cease to be operative on and after the date on which RJRTH becomes a Specified RAI Senior Notes Pledgor, and the RJRTH Intercompany Note Obligations cease to be secured by the capital stock of Reynolds Tobacco.
26. AMENDMENT AND RESTATEMENT. Each of the Collateral Agent and each of the Pledgors hereby acknowledges and agrees that from and after the Fourth Restatement Effective Date, this Agreement amends, restates and supersedes the First Amended and Restated Pledge Agreement in its entirety.
*       *       *

          IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

REYNOLDS AMERICAN INC., as a Pledgor
By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Senior Vice President & Treasurer

R.J. REYNOLDS TOBACCO HOLDINGS, INC., as a Pledgor
By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Senior Vice President & Treasurer

R. J. REYNOLDS TOBACCO COMPANY, as a Pledgor
By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Senior Vice President & Treasurer

RJR ACQUISITION CORP., as a Pledgor
By:	/s/ McDara P. Folan, III
	Name:	McDara P. Folan, III
	Title:	Vice President & Assistant Secretary

GMB, INC., as a Pledgor
By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Treasurer

FHS, INC., as a Pledgor
By:	/s/ Kathryn A. Premo
	Name:	Kathryn A. Premo
	Title:	Treasurer

R. J. REYNOLDS TOBACCO CO., as a Pledgor
By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Vice President & Treasurer

CONWOOD COMPANY, L.P., as a Pledgor
By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Vice President & Treasurer

CONWOOD SALES CO., L.P., as a Pledgor
By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Vice President & Treasurer

ROSSWIL LLC, as a Pledgor
By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Vice President & Treasurer

CONWOOD HOLDINGS, INC., as a Pledgor
By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Vice President & Treasurer

NA HOLDINGS, INC., as a Pledgor
By:	/s/ McDara P. Folan, III
	Name:	McDara P. Folan, III
	Title:	President

SANTA FE NATURAL TOBACCO COMPANY, INC., as a Pledgor
By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Assistant Treasurer

LANE LIMITED, as a Pledgor
By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Assistant Treasurer

Acknowledged And Agreed:
JPMORGAN CHASE BANK, N.A.,
      as Collateral Agent and Pledgee

By	/s/ Robert T. Sacks

	Name:	Robert T. Sacks
	Title:	Managing Director

ANNEX F
Form of Agreement Regarding Uncertificated Securities, Limited Liability
Company Interests and Partnership Interests
          AGREEMENT (as amended, modified or supplemented from time to time, this “Agreement”), dated as of ___ ___, ___, among the undersigned pledgor (the “Pledgor”), JPMorgan Chase Bank, N.A., not in its individual capacity but solely as Collateral Agent (the “Pledgee”), and                     , as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the “Issuer”).
W I T N E S S E T H :
          WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into a Pledge Agreement, dated as of July 15, 2003, as amended and restated as of July 30, 2004, and as further amended and restated as of May [___], 2006, (as so amended and restated and as further amended, modified, restated and/or supplemented from time to time, the “Pledge Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and all (1) “uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the “Issuer Pledged Interests”); and
          WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to protect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;
          NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, after receiving a notice from the Pledgee stating that an “Event of Default” has occurred and is continuing, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

ANNEX F

          2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.
          3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.
          4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017
Attention: Raju Nanoo
Tel: 212-270-2272
Fax: 212-270-5120
          5. Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will, upon receiving notice from the Pledgee stating that an “Event of Default” has occurred and is continuing, send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to an account to be designated by the Pledgee.
          6. Except as expressly provided otherwise in Sections 4 and 5, all notices, shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee, the Pledgor or the Issuer shall not be effective until received by the Pledgee, the Pledgor or the Issuer, as the case may be. All notices and other communications shall be in writing and addressed as follows:
          (a) if to the Pledgor, at:

Attention:
Telephone No.:
Fax No.:

ANNEX F

          (b) if to the Pledgee, at:
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017
Attention: Raju Nanoo
Tel: 212-270-2272
Fax: 212-270-5120
          (c) if to the Issuer, at:

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.
          7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in the manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.
          8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

ANNEX F

          IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ], as Pledgor
By
Name:
Title:

JPMORGAN CHASE BANK, N.A. not in its individual capacity but solely as Collateral Agent and Pledgee
By
Name:
Title:

[ ], the Issuer
By
Name:
Title: